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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 CURRENT REPORT
                                 AMENDMENT NO. 1


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                                  APRIL 7, 2003


                Date of Report (date of Earliest Event Reported)




                             SOULFOOD CONCEPTS, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                          000-30301                          133585743
 (State or Other Jurisdiction of        (Commission File No.)      (I.R.S. Employer Identification No.)
 Incorporation or Organization)
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                      630 NINTH AVENUE, NEW YORK, NY 10036
              (Address of principal executive offices and zip code)


                                  212-262-8333
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed from last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Resignation of the Registrant's Certifying Accountant

         On July 17, 2003, Soulfood Concepts, Inc., a Delaware Corporation (the
"Registrant"), filed a Current Report on Form 8-K (the "Original 8-K") to announce the resignation of Merdinger, Fruchter, Rosen & Company ("MFRC"), the
Registrant's then independent accountants. The Original 8-K is incorporated herein in its entirety by this reference.

         This amendment to the Original 8-K provides certain additional disclosure as required under Item 304, Regulation S-B promulgated under the Securities Act of 1933, as amended.

         In accordance with Item 304(a)(1)(iii) of Regulation S-B, the
Registrant indicates that neither the Board of Directors of the Registrant nor any committee thereof recommended or determined to change accountants.

         MFRC did not audit the Registrant's financial statements for the fiscal period ended December 31, 2002 and in the subsequent period through MFRC's April
7, 2003 resignation letter. The Registrant included a document purporting to be MFRC opinion dated April 14, 2003 and relating to its financial statements for the fiscal period ended December 31, 2002 in its annual report on Form 10-KSB for the same period. In its May 27, 2003 letter to the Registrant, MFRC confirmed its resignation as the Registrant's independent accountants effective as of January 1, 2003 and requested that the Registrant withdraw its audited financial statements containing the MFRC opinion in question. All references to the substance of the April 7 and May 27, 2003 MFRC letters are, by their nature, incomplete and are subject to the texts of such letter filed as Exhibits 99.1 and 99.2 to the Original 8-K, respectively. All readers of this filing are encouraged to read those letters in their entirety.

         MFRC's report on the consolidated financial statements of the Registrant and subsidiaries as of and for the two fiscal years ended December
31, 2001 contained a separate paragraph stating that "the Company has suffered recurring net losses, negative working capital, stockholders' capital deficiency and its limited capital resources raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." MFRC did not issue a report for the fiscal period ended December 31, 2002.

         In connection with the audits of the two fiscal years ended December
31, 2001, there were no disagreements with MFRC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Although MFRC has no reason to believe that its reports with respect to the Registrant's financial statements for the two fiscal years ended December 31, 2001 are in error, due to the Registrant's unauthorized publication of a report on its 2002 financial statements as discussed above, MFRC has doubts as to the reliability of the Registrant's management.

         In accordance with Item 304(a)(1)(iv)(A) and (B) of Regulation S-B, the
Registrant indicates that during the past two fiscal years for the two fiscal years ended December 31 2001, MFRC did not advise the Registrant of any disagreements, resolved or not resolved, on any matter of accounting principles, financial statement disclosure, or auditing scope of procedure, which, if not resolved to MFRC's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. MFRC did not audit the Registrant's financial statements for the fiscal period ended December
31, 2002 and in the subsequent period though MFRC's April 7, 2003 resignation letter. Further, during the past two fiscal years for the two fiscal years ended
December 31 2001, MFRC did not advise the Registrant: (a) that the internal controls necessary for the Registrant to develop reliable financial statements do not exist; (b) that information has come to MFRC's attention that has led it to no longer be able to rely on management's representations, or that has made
MFRC unwilling to be associated with the financial statements prepared by management, except as set forth below; (c) of the need to expand significantly the scope of MFRC's audit; or (d) that information had come



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to MFRC's attention that if further investigated (i) might materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements) or
(ii) might cause MFRC to be unwilling to rely on management's representations or to be associated with the Registrant's financial statements.

         The Registrant has provided MFRC with a copy of this amended report and has requested that MFRC furnish the Company as promptly as possible with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in this amended filing and, if not, stating the respects in which MFRC does not agree. A copy of MFRC's letter is filed as Exhibit 16.1 hereto.

         Engagement of a New Certifying Accountant

         On July 18, 2003 the Registrant engaged the public accounting firm of Lazar Levine & Felix ("LLF") as the Registrant's new independent accountants, effective immediately. LLF will audit the Registrant's balance sheet and related statements of operations, shareholders' equity and cash flows for the fiscal year ended December 31, 2002. LLF will also perform a review of the quarterly balance sheets of the Registrant for the fiscal quarters ended March 31, June 30 and September 30, 2003, respectively, and the related statements of operations and cash flows for the same fiscal periods.

         During the Registrant's two most recent fiscal years or any subsequent interim period, the Registrant has not engaged LLF as either the principal accountant to audit the Registrant's financial statements, or as an independent accountant to audit a significant subsidiary of the



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Registrant and on whom the principal accountant is expected to express reliance in its report. Nor has the Registrant or someone on its behalf has consulted LLF regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that the new accountant concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue;
or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions to this item) or a reportable event (as described in Item 304(a)(1)(v)), during the Registrant's two most recent fiscal years or any subsequent interim period.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

               16.1  Letter from MFRC to the SEC dated August 1, 2003.
















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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 1, 2003                     By: /s/  Mark Campbell
                                                  ------------------------------
                                                  Name: Mark Campbell
                                                  Title: Chief Executive Officer
                                                         and President